SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)           August 9, 2000
                                                 -------------------------------

                               BarPoint.com, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

        000-21235                                         11-2780723
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(Commission File Number)                       (IRS Employer Identification No.)

                           One East Broward Boulevard
                                    Suite 410
                         Fort Lauderdale, Florida 33301
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code          (954) 745-7500
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          (Former name or former address, if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant.

         On August 9, 2000, BarPoint.com, Inc. (the "Company") notified its independent accountants, Marks Paneth & Shron, LLP ("MPS") that the auditing services of MPS would no longer be required. MPS's dismissal was approved by the registrant's Board of Directors. MPS originally was selected as the Company's independent accountants for the Harmat Organization, the Company's predecessor ("Harmat") in November 4, 1997 to audit its consolidated financial statements as of and for the year ended September 30, 1997.

         During Harmat's fiscal year ended September 30, 1998, during the Company's fiscal year ended September 30, 1999, and during the interim period preceding their dismissal as the Company's independent accountants, there were no disagreements with MPS on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MPS, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. None of the events listed in paragraph (B) through (D) of Regulation S-B Item 304(a)(1)(iv) occurred. The report of MPS, dated December 15, 1999, on the Company's consolidated financial statements as of and for the year ended September 30, 1999 included in the Company's 1999 Annual Report on Form 10-KSB, did not contain an adverse opinion and was not qualified or modified as to audit scope or accounting principles. The report of MPS, dated January 11, 1999, on Harmat's consolidated financial statements as of and for the year ended September 30, 1998 included in Harmat's 1998 Annual Report on Form 10-KSB, did not contain an adverse opinion and was not qualified or modified as to audit scope or accounting principles. A letter from MPS is attached as Exhibit 16.

         On August 10, 2000, the Company engaged the accounting firm of Deloitte & Touche LLP ("D&T") as independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2000. The engagement was authorized by the Company's Board of Directors. During the fiscal year ended September 30, 1999, and the subsequent period, neither the Company nor any person on the Company's behalf consulted D&T regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Businesses Acquired.

         Not Applicable.

(b)      Pro Forma Financial Information.
         Not Applicable.

(c)      Exhibits

 Exhibit
 Number                              Description
 ------        ------------------------------------------------------------
   16          Letter re: Change in certifying accountant (filed herewith).

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                BARPOINT.COM, INC.

Dated: August 16, 2000                          By: /S/ MICHAEL KARMELIN
                                                   -----------------------------
                                                Name: Michael Karmelin
                                                Its: Chief Financial Officer

                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER             DESCRIPTION
 ------             -----------
   16               Letter re: Change in certifying accountant (filed herewith).